UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file numbe 811-22523

                    Destra Investment Trust II
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
                                    Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
                                      Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-630-241-4200

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Preferred and Income Securities Fund
Destra Focused Equity Fund

Annual Report
September 30, 2011

Table of Contents
Shareholder Letter	3
Discussion of Fund Performance	4
Shareholder Expense Examples	13
Portfolio of Investments
Destra Preferred and Income Securities Fund	14
Destra Focused Equity Fund	16
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	26
Board Considerations Regarding the Approval of the Investment Agreement and
Investment Sub-Advisory Agreements	27
Supplemental Information	29
Board of Trustees and Officers	30
General Information	35

Dear Shareholder,

We would like to take this opportunity to thank you for investing with Destra and welcome you as a shareholder into our Funds. At Destra we’ve engaged passionate, committed people with decades of knowledge in their areas of expertise to form our foundation. We believe that providing trusted financial services requires experienced talent. We are dedicated to the core value of building durable portfolios for investors like you. Our goal is to offer products from investment managers that have demonstrated a proven track record with unique and innovative investment strategies and who will maintain their investment discipline through all economic and market scenarios. Our focus is on bringing you experienced, institutional investment managers that seek to provide downside protection when markets fall and capture the upside when markets rise. At Destra we call this Responsible Alpha.

This past year certainly has been witness to many different market scenarios. The Fourth Quarter of 2010 and the First Quarter of 2011 saw the market in rally mode as investors, despite developments in the Middle East and a devastating earthquake in Japan, focused on strong earnings and an increasingly positive economic backdrop. A steady start to the year quickly turned more turbulent as eight months of S&P gains came to an end in May as the markets sold off but, managed to recover almost all their loses by the end of June. During the 3rd quarter headlines became more negative and focused on weaker economic numbers and trouble within the European economies. The United States had its troubles as well, the S&P downgrade of US debt and wavering consumer sentiment. All of these events made for a very challenging market environment and the S&P 500 down -8.68% by the end of the quarter.

It takes great faith for investors to continue to invest in this environment. Mutual fund purchases this year show that many investors have abandoned their long term asset allocation strategies. However investors who maintain their commitment to a well thought out investment plan should be rewarded in the long run. In fact, one of the things we look for in a manager is the discipline to continue implementing their investment strategy under various market scenarios. This same discipline should apply to investment managers and investors alike.

We hope that this annual report answers your questions about your Destra Fund, its investments managers, and their discipline during this past year. We look forward to providing you fund and market updates during the upcoming year and thank you for your continued support of Destra.

Sincerely ,

Peter Amendolair
Chief Investment Officer
Destra Capital Advisors LLC

Destra Preferred and Income Securities Fund Manager Discussion and Analysis

What was the market environment like since the Fund’s inception on April 12, 2011?

Conditions in financial markets are largely a tale of two houses – an ongoing economic drag from the residential housing market and a struggle of governments to get their financial houses in order.

The drop in home prices and rise in foreclosures have eroded household wealth, pushed up savings, and slowed consumer spending, thus short-circuiting the cyclical recovery the economy normally would experience coming out of a deep recession. The resulting sluggish economic growth has encouraged companies to focus on reducing debt, lowering costs, and improving productivity. This has led to an unusual combination of strong profit growth and improving credit quality for corporations, but little improvement in employment. Finally, rising savings, limited demand for new investment, and highly accommodative monetary policy have pushed US Treasury rates to 60-year lows. As long as households seek to reduce indebtedness, which we expect will continue for some time, these conditions are likely to persist.

At the same time, the deleveraging that began in the household sector has spread to the government sector. Investors are questioning governments’ ability and willingness to sustain current budgets and obligations, most visibly in the sovereign debt crisis boiling over in Europe. The uncertainty over how that situation will be resolved – and its short and long-term impact on the global economy – has sent many investors to the sidelines and out of risky assets. Although politicians are moving toward resolution of these issues, the solutions are often unpopular, and progress is likely to be slow.

Regulatory Update

There has been only limited progress in recent months on the two major regulatory efforts affecting the banking system, the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank) and the Basel Committee on Banking Supervision’s third version of international bank capital standards (Basel III). Importantly, we are still waiting for the Fed’s proposed bank capital rules, which were due in the third quarter and begin to take effect in January 2013. It now appears that the Fed will publish its proposal late this year or early next year, which means final rules probably will not be promulgated until the end of 1Q2012 at the earliest. In the meantime, both bank issuers of preferred securities and investors in them will be left to guess what the final regulations will look like. We already know that trust preferred securities (TruPS) (which constituted approximately 33% of the Fund on September 30) will no longer fully qualify as Tier 1 capital for bank holding companies beginning in January 2013, with full phase-out by January 2016. However, we do not know for certain what other type(s) of preferred securities will qualify as Tier 1 capital.

On one hand, this regulatory uncertainty has limited the amount of new issue supply in the preferred market, as banks cannot be sure that preferred stock issues sold today will qualify as Tier 1 capital in 2013 and beyond. On the other hand, regulatory uncertainty has not prevented bank issuers from redeeming TruPS that are expensive in today’s low-yield environment. Wells Fargo, Fifth Third Bancorp, Sovereign Bank, Barclays, HSBC, Keycorp, and US Bank are among the issuers that have called TruPS since the end of the first quarter. We anticipate that many more (but not all) TruPS, possibly including some held by the Fund, will be called when the Fed issues its bank capital rules. Which issues get called and which remain outstanding will depend upon both the terms of each issue and the capital costs and requirements of each issuer. We also anticipate, however, that once new bank capital rules are settled on, banks will issue new preferred securities that qualify as Tier 1 capital. It’s going to be an interesting period.

On balance, we continue to believe that the Dodd-Frank and Basel III regulatory changes will be positive for investors in preferred securities. Banks will need to hold significantly more common equity capital than they have in the past. This will give banks much more capacity to absorb losses before preferred investments are in danger of impairment. In addition, other regulatory changes such as the Volker Rule and derivatives clearing and reporting requirements should reduce the risk profiles at banks. While all these regulatory changes create near-term uncertainty in the market, we think they will be beneficial for preferreds in the long run.

What is the credit outlook for issuers of preferred securities in the coming 12 months?

Credit quality in the U.S. continues to improve, albeit at a slower pace than last year given the recent slowdown in the economic recovery. Consistent with this constructive macroeconomic credit view, credit trends in the major sectors of the preferred market – banks, insurance and utilities – also are improving. Problem loans at banks are falling, with both new delinquencies and charge-offs declining. While that improvement may pause given the recent slowdown in economic growth, we do not think it will worsen materially, and it should reaccelerate with stronger growth next year. Earnings at banks continue to recover from the financial crisis, although here too the pace of growth is likely to slow given (1) pressure on net interest margins from sluggish loan growth and low interest rates and (2) rising costs of regulatory compliance and, for some banks, mortgage-related litigation.

Insurance company credit fundamentals remain healthy and business volumes generally have remained good. Property and casualty (P&C) companies have had to pay sizable claims on recent natural disasters, leading a number of them to announce third-quarter losses. However, their balance sheets are very strong (even after taking catastrophe claims into account), and P&C premiums are rising, which should help companies regenerate capital in the future. Life insurance companies are facing some earnings stress and balance sheet volatility, but most have comfortable capital cushions and solid earnings streams that can weather those near-term headwinds.

Electric utilities have been an anchor of stability in recent years. While sales volumes are growing a little more slowly than expected due to sluggish economic activity in the first half of the year, balance sheets are strong and earnings are rising modestly on incremental (but rarely transformational) capital expenditures. As preferred investors, we are delighted with strong fixed-charge coverage and 9-10% return on equity, which is what we see at a number of utilities.

Other sectors, including real estate investment trusts, pipeline, energy, and industrial companies show similar stable or improving credit profiles. This does not mean that all companies are performing equally well, of course – that’s why we do credit analysis. But it does indicate that the operating environment for most preferred issuers (with Europe being a notable exception) is reasonably good.

What contributed to the Fund’s performance since its inception and what is the outlook going forward?

During the Destra Preferred and Income Securities Fund’s first fiscal year (from inception in April through September 30), total return on Fund A class shares was 0.15% and Fund I Class shares was 0.23%. The Fund seeks total return, with an emphasis on high current income, by focusing on investments in preferred and other income-producing securities. While this performance was very good relative to the preferred market as a whole (and other markets as well), it was moderately disappointing in absolute terms.

Despite positive fundamental credit trends, credit spreads to Treasuries widened sharply in the third quarter, and prices of preferred securities fell despite material decreases in long-term Treasury rates. Trading volumes for most preferred securities have declined recently, but by most measures the markets remain healthy. Flows tend to be “lumpier” indicating an increase in institutional trades along with a drop in retail activity. Price volatility remains stubbornly high for the traditionally sleepy preferred market. We expect this will persist over the near term as investor memories of the extreme price swings during the financial crisis are still fresh.

We believe that three main investor worries caused the recent poor performance of preferreds – particularly in the financial services sector (which constituted about 75% of the Fund on September 30). First, the U.S. economy slowed in the first half of the year, but much of that weakness was not visible in the economic data until downwardly revised GDP was reported in late July. The weak data raised fears of renewed recession, deteriorating loan quality, and heightened sovereign risk.

Second, the European sovereign debt crisis worsened materially in the third quarter. Meanwhile, European leaders moved only slowly toward a solution to the crisis. Given their sizable aggregate exposure to sovereign debt, many European financial institutions face potentially large losses if sovereign defaults spread beyond Greece, raising the risk of financial contagion.

Finally, regulatory uncertainty left financial companies unsure of what capital instruments are appropriate for dealing with capital inadequacies. More importantly, it left investors unsure of what will happen to preferred securities if a company requires state support. As a result, it is impossible to generalize about which banks might receive state support, what form it might take, and what will happen to outstanding preferred securities if they do. These worries combined to send some preferred investors to the exits.

We believe these concerns, while real, have gone too far. First, economic growth should improve in the U.S. after its poor performance in the first half of 2011. We do not expect strong growth, but we also do not expect recession, which should allow for the positive credit trends we have outlined to continue. Although recession is inevitable in Eurozone countries that require a large dose of fiscal austerity, resolution of the sovereign debt crisis should set the stage for significantly stronger growth in the region. Second, European policymakers finally appear to be moving credibly to contain the crisis.

Many European banks will need to be recapitalized, which should avert financial contagion and give countries more time to reduce their budget deficits and implement structural reforms to boost economic growth. As of September 30, about 16% of the Fund’s portfolio consisted of securities issued or guaranteed by banks based in Europe. Each of these companies has operations throughout the world, but is tied most closely to economic conditions in the Eurozone.

We believe these issuers are well capitalized and well managed, and therefore better able to handle market turbulence.

Away from financial services companies, as one might expect, the utility industry was the best performing sector of the preferred securities market during the quarter, with REITs and energy companies performing similarly well, as investors sought a safe haven from the turmoil in financials. The Fund’s modest overweight to these sectors (approximately 22% of the Fund as of September 30) contributed positively to its relative performance.

At the end of the day, we believe long-term investors will continue to earn attractive returns on preferred securities, although there may be some bumps along the way. We will continue to manage the Fund as we have managed preferred portfolios for over 25 years – in quiet times and in crisis – with a disciplined eye on credit fundamentals, relative value and risk management.

	Destra Preferred and Income Securities Fund
	Inception Date: April 12, 2011
Share Class		3 Months	Life of Fund
A at NAV		-2.07	0.15
A With Load		-6.46	-4.38
I at NAV		-2.05	0.23
Preferred Benchmark		-3.69	-2.57

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of dividends.

Industrial Sectors	Weight
Bank	46.3%
Finance	2.3%
Insurance	26.0%
Utility	10.1%
Energy	1.1%
REIT	11.5%
Cash	2.7%

Security Types	Weight
Taxable (Flat) - Preferred	72.0%
Taxable (Flat) Debt	3.0%
Perpetual	11.0%
Corporate Bond	3.0%
Taxable Hybrid	9.0%
Cash	2.7%

			Credit Quality
	Moody’s				Standard & Poors
A		4%		A-		14%
A-		4%		BBB+		12%
BBB+		8%		BBB		11%
BBB		19%		BBB-		16%
BBB-		41%		BB+		17%
BB+		20%		BB		25%
<BB		2%		<BB		2%
Cash		3%		Cash		3%

Top 10 Issuers	% of Total Investments
Keycorp	4.5%
Citigroup	4.3%
Capital One Financial	4.3%
Fifth Third Bancorp	4.2%
PS Business Parks	4.2%
PartnerRe	4.2%
Wells Fargo	4.1%
JPMorgan Chase	4.0%
Duke Realty	3.9%
Metlife	3.9%

Per the prospectus, the Preferred and Income Securities Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.60% and 1.32% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through March 31, 2014, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.50% and 1.22% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.50% and 1.22% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

The Preferred Benchmark is calculated as the sum of 50% of the monthly return on the BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM and 50% of the monthly return on the BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index.

The BofA Merrill Lynch 8% Capped Hybrid Preferred Securities IndexSM includes taxable, fixed-rate, U.S. dollar denominated investment-grade, preferred securities listed on a U.S. exchange. The BofA Merrill Lynch 8% Capped Corporate U.S. Capital Securities IndexSM includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators. Unlike the portfolio returns,the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Focused Equity Fund Manager Discussion and Analysis

Fund Snapshot

As sub-advisor for the Destra Focused Equity Fund (the “Fund”), WestEnd Advisors’ investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle. They overweight equities in sectors of the S&P 500 Index they believe will experience economic tailwinds, and avoid investing in sectors they view as untimely at a particular stage of the business cycle. The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle. In addition, the Fund is non-diversified and under normal circumstances is made up of about 20-25 stocks.

How did the Fund perform since its inception on April 12th, 2011?

Since inception of the Destra Focused Equity Fund on April 12, 2011 through September 30, 2011, Class A shares of the Fund provided a total return of -8.40%, at net asset value, while Class I shares of the Fund provided a total return of -8.27%. This compares with a return of -13.07% for the Fund’s benchmark, the S&P 500 Index.

What was the market environment like during this period?

The U.S. economy has continued to grow at a moderate pace since the Fund’s inception. The moderate pace of economic growth, however, was slower than some investors anticipated. A stronger dollar stemming from the end of the Federal Reserve’s $600 billion Treasury buying program (QE2) on June 30, 2011, along with indications of a slower pace of global growth, contributed to a decline in commodity prices. Uncertainty about slower growth and the fallout from the European sovereign debt troubles also weighed on the U.S. and overseas markets.

Softer economic data in the U.S. during the second calendar quarter of 2011 was attributable in part to supply-chain disruptions from the Japanese earthquake and the normal variability in economic activity. The more recent economic data, however, indicates that the U.S. economy has picked up, despite weakness in sentiment-based indicators. Consumer spending has increased, and strong corporate profits have contributed to higher business capital expenditures. Businesses are not hiring rapidly, but layoffs are limited, which has kept workers’ sense of job security high.

Which holdings contributed to the Fund’s performance?

The largest positive contributor to the absolute performance of the Fund since inception was the Fund’s allocation to the consumer staples sector. Stock selection in that sector helped drive this performance, as two of those stocks were the best performing holdings in the Fund, Costco Wholesale Corp. (4.84% of the Fund) and Whole Foods Markets, Inc.(4.65% of the Fund).

The largest contributor to the relative performance of the Fund since inception was the Fund’s underweighting of the financials sector. The Fund had no allocation to financials, which was the worst performing sector in the S&P 500 Index.

Which holdings detracted from the Fund’s performance?

The largest negative contributor to the absolute and relative performance of the Fund since inception was an overweighting of the information technology sector. The worst performing stock in the Fund since its inception, Research in Motion (not held at the end of the reporting period), was in the information technology sector. Research in Motion was sold due to concerns about the company’s future growth prospects, but the stocks of other information technology companies held in the Fund should perform well in the environment ahead.

What is your outlook for the Fund in the coming 12 months?

Our outlook for moderate economic growth in the U.S. continues to look solid. Healthy personal income growth and limited layoffs should support consumer spending. The fundamentals for high-end consumers look even better as the unemployment rate for workers with a college degree is well below the overall unemployment rate. Business spending should also remain strong in the environment ahead. High corporate profits and record levels of cash on corporate balance sheets in an uncertain economic environment give us confidence that businesses are likely to emphasize investment in technology to enhance productivity, and in turn, boost profit growth. We should continue to see differentiated sector performance, and we believe the Fund, with significant allocations to consumer discretionary and information technology, is well positioned for the period ahead.

	Destra Focused Equity Fund
	Inception Date: April 12, 2011
Share Class		3 Months	Life of Fund
A at NAV		-9.43	-8.40
A With Load		-14.66	-13.69
I at NAV		-9.35	-8.27
S&P 500 Index		-13.87	-13.07

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of distributions.

Top Five Holdings:	Ticker	% of Fund
VERIZON COMMUNICATIONS	VZ	5.06%
IBM	JWN	5.05%
AMERICAN TOWER CORP. Class A	AMT	5.04%
EMC CORP	EMC	4.97%
AUTODESK INC	ADSK	4.96%

Industry Sectors	Weight
Consumer Discretionary	35.00%
Information Technology	35.00%
Telecommunications	10.00%
Consumer Staples	10.00%
Health Care	10.00%

	Destra Focused Equity Fund	S&P 500
# of Holdings	20	500
Wtd. Avg. Market Cap (%B)	$54.10	$20.60
Price to Earnings;Trailing Operating	18.3x	12.4x
Price to Book	44.0x	3.0x

Per the prospectus, the Focused Equity Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.70% and 1.42% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through December 31, 2013, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% and 1.32% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% and 1.32% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Funds Risk Disclosures

This document may contain forward-looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statement involve risks and uncertainties. Because these forward-looking statement are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio manager or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Destra Focused Equity Fund

Some important risks of the Focused Equity Fund are: Market Risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to drops in the stock or other financial markets and therefore the value of Fund shares will fluctuate. Securities Selection Risk: Securities selected by the sub-advisor for the Fund may not perform to expectations. Sector Focus Risk: The Fund will typically focus its investments on companies within particular economic sectors. Developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return. Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. The Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility, and be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers, the Fund has greater susceptibility to adverse development in one issuer or group of issuers. Investment Strategy Risk: The Fund invests in common stocks of companies that the sub-advisor believes will perform well in certain phases of the economic business cycle. The sub-advisor’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. Investment Risk: When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund. See the prospectus for a complete listing of the principal risks.

Destra Preferred and Income Securities Fund

Some important risks of the Preferred and Income Securities Fund are: Market Risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably, and therefore the value of Fund shares will fluctuate. Preferred and Subordinated Security Risk: Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to a greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Credit Risk: Credit risk is the risk that an issuer of a security will be unable or unwilling to make a dividend, interest, or principal payment when due and the related risk that the value of a security may decline because of an issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities, which involve greater risk, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal. Although the Fund intends to principally invest in investment-grade securities at the time of investment, there is no limit on the amount of below-investment-grade securities that the Fund may invest in. Therefore an investment in the Fund should be considered speculative. Interest Rate Risk: If interest rates rise — long-term rates in particular — the prices of fixed-rate securities held by the Fund will fall. Liquidity Risk: The fund is limited to investing up to 15% of its net assets in illiquid securities. These types of securities may have limited marketability and may be difficult to sell at favorable prices. Non-U.S. Investment Risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States. This increased risk is a result of, among other things, regulatory, political, social, and economic developments abroad, different legal, regulatory, and tax environments, less liquidity and greater volatility, and a lack of uniform accounting, auditing, and financial reporting standards. Currency Risk: Changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Non-Diversification Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility, and may be highly concentrated in certain securities. Securities Selection Risk: Securities selected by the Fund’s portfolio manager may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. Investment Risk: When you sell your shares of the Fund, they could be worth more or less than what you paid for them. You may lose some or all of your investment in this Fund. Issuer Concentration in Industries with Regulated Capital Structure: Over 80% of preferred securities are issued by regulated companies in the banking, financial services, insurance, and utility industries, with the regulatory structure potentially providing insulation against credit default. In normal market conditions, the Fund will invest at least 25% of its assets in securities of companies principally engaged in the financial services industry. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies, including the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, and portfolio concentration in geographic markets and commercial and residential real estate loans.

Overview of Fund Expenses — As of September 30, 2011 (unaudited)

As a shareholder of the Destra Investment Trust II, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 4/12/11* to 9/30/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratios	Paid
	Beginning	Ending	During the	During the
	Account	Account	Period	Period
	Value	Value	4/12/11*	4/12/11*
	4/12/11*	9/30/11	to 9/30/11	to 9/30/11
Destra Preferred and Income Securities Fund Class A
Actual	$1,000.00	$1,001.50	1.50%	$7.03	†
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59	††
Destra Preferred and Income Securities Fund Class I
Actual	1,000.00	1,002.31	1.22%	5.72	†
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.22%	6.17	††
Destra Focused Equity Fund Class A
Actual	1,000.00	916.00	1.60%	7.18	†
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09	††
Destra Focused Equity Fund Class I
Actual	1,000.00	917.33	1.32%	5.93	†
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68	††

*	Commencement of operations.
†
Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 171/365 (to reflect commencement of operations).

††
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-months period). Hypothetical expenses assume the Fund was outstanding for a full six-month period and not the shorter actual period shown above.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number	Moody‘s
of	Ratings
Shares	Description	(unaudited)	Fair Value
	Long-Term Investments - 99.2%
	Preferred Securities - 84.4%
	Banks - 32.2%
3,944	Barclays Bank PLC, PFD
	7.750%, Series 4 (a)	Baa3	$87,005
2,652	Deutsche Bank Contingent Capital
	Trust V, PFD 8.050% (a)	Baa2	64,682
420	Fifth Third Capital Trust V, PFD
	7.250% 08/15/67	Baa3	10,563
4,345	Fifth Third Capital Trust VI, PFD
	7.250% 11/15/67	Baa3	109,407
3,914	HSBC Holdings PLC, PFD
	8.000%, Series 2 (a)	A3	99,533
2,600	JPM Chase Capital XIX, PFD
	6.625% 09/29/36, Series S	A2	64,922
1,900	JPMorgan Chase Capital XXIV, PFD
	6.875% 08/01/77, Series X	A2	48,051
5,045	KeyCorp Capital X, PFD
	8.000% 03/15/68	Baa3	127,386
2,350	Regions Financing Trust III, PFD
	8.875% 06/15/78	B2	58,891
3,798	Santander Finance Preferred SA
	Unipersonal, PFD
	10.500%, Series 10 (a)	Baa2	100,647
270	SunTrust Capital IX, PFD
	7.875% 03/15/68	Baa3	6,855
4,575	Wachovia Capital Trust IV, PFD
	6.375% 03/01/67	Baa1	114,604
			892,546
	Diversified Financials - 12.9%
4,326	Citigroup Capital XII, PFD
	8.500% 03/30/40	Baa3	108,583
542	Citigroup Capital XIII, PFD
	7.875% 10/30/40	Baa3	14,314
3,798	ING Groep NV, PFD 8.500% (a)	Ba1	83,860
3,425	Merrill Lynch Preferred Capital
	Trust V, PFD 7.280%, Series F (a)	Ba1	69,151
3,973	Morgan Stanley Capital Trust III,
	PFD 6.250% 03/01/33	Baa2	82,241
			358,149
	Insurance - 23.4%
3,605	Axis Capital Holdings Ltd., PFD
	7.250%, Series A (a)	Baa3	89,873
3,973	Delphi Financial Group, Inc., PFD
	7.376% 05/15/37	Ba1	95,630
2,156	Endurance Specialty
	Holdings Ltd., PFD
	7.500%, Series B (a)	Baa3	53,059
4,288	MetLife, Inc., PFD 6.500%,
	Series B (a)	Baa2	106,857
4,621	Partnerre Ltd., PFD
	7.250%, Series E (a)	Baa1	117,604
3,552	Principal Financial Group, Inc., PFD
	6.518%, Series B (a)	Baa3	89,688
4,000	Renaissancere Holdings Ltd., PFD
	6.080%, Series C (a)	Baa2	95,200
			647,911

Number		Moody‘s
of		Ratings
Shares	Description	(unaudited)	Fair Value
	Real Estate - 8.8%
600	Commonwealth REIT, PFD
	7.250%, Series E (a)	Baa3	$14,664
	Duke Realty Corp., PFD
3,973	6.600%, Series L (a)	Baa3	95,829
550	6.950%, Series M (a)	Baa3	13,854
	PS Business Parks, Inc., PFD
3,748	6.875%, Series R (a)	Baa3	94,262
1,000	7.000%, Series H (a)	Baa3	24,980
			243,589
	Utilities - 7.1%
3,380	Constellation Energy Group, Inc.,
	PFD 8.625% 06/15/63, Series A Ba1		91,429
4,236	PPL Electric Utilities Corp., PFD
	6.250% (a)	Ba1	106,430
			197,859
	Total Preferred Securities
	(Cost $2,389,153)		2,340,054
	Capital Securities - 8.7%
	Diversified Financials - 4.4%
125,000	Capital One Capital III
	7.686% 08/15/36	Baa3	122,656
	Energy - 1.1%
30,000	Enterprise Products Operating LLC
	8.375% 08/01/66	Ba1	31,118
	Insurance - 3.2%
100,000	Lincoln National Corp.
	7.000% 05/17/66	Ba1	87,000
	Total Capital Securities
	(Cost $246,521)		240,774
	Corporate Bonds - 6.1%
	Real Estate - 2.9%
3,735	Commonwealth REIT, PFD
	7.500% 11/15/19	Baa2	81,274
	Utilities - 3.2%
75,000	Southern Union Co.
	8.250% 11/15/29	Baa3	88,621
	Total Corporate Bonds
	(Cost $166,017)		169,895
	Total Long-Term Investments - 99.2%
	(Cost $2,801,691)		2,750,723

The accompanying notes are an integral part of these financial statements.

DESTRA PREFERRED AND INCOME SECURITIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Money Market Mutual Funds - 2.7%
75,438	Fidelity Institutional Money Market
	Prime, 0.07% (b)
	(Cost $75,438)	$75,438
	Total Investments - 101.9%
	(Cost $2,877,129)	2,826,161
	Liabilities in excess of Other
	Assets - (1.9%)	(54,332)
	Net Assets - 100.0%	$2,771,829

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$355,736	12.9%
Netherlands	83,860	3.0
Spain	100,647	3.6
United Kingdom	186,538	6.7
United States	2,023,942	73.0
Money Market Mutual Funds	75,438	2.7
Total Investments	2,826,161	101.9
Liabilities in excess of
Other Assets	(54,332)	(1.9)
Net Assets	$2,771,829	100.0%

LLC - Limited Liability Corporation
NV - Publicly Traded Company
PFD - Preferred Security
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)	- Perpetual security
(b)	- Interest rate shown reflects yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

DESTRA FOCUSED EQUITY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number
of
Shares	Description	Fair Value
	Common Stocks - 93.2%
	Automobiles & Components - 4.7%
3,455	Johnson Controls, Inc	$91,108
	Consumer Durables & Apparel - 9.0%
1,630	Coach, Inc	84,483
1,052	NIKE, Inc. - Class B	89,957
		174,440
	Food & Staples Retailing - 9.1%
1,098	Costco Wholesale Corp	90,168
1,326	Whole Foods Market, Inc	86,601
		176,769
	Pharmaceuticals, Biotechnology &
	Life Sciences - 9.4%
1,680	Amgen, Inc	92,316
1,478	Celgene Corp.*	91,518
		183,834
	Retailing - 18.6%
1,579	Bed Bath & Beyond, Inc.*	90,492
4,679	Lowe’s Cos., Inc.	90,492
1,970	Nordstrom, Inc	89,990
1,845	Target Corp	90,479
		361,453
	Semiconductors & Semiconductor
	Equipment - 4.6%
4,187	Intel Corp	89,309
	Software & Services - 18.8%
3,717	Adobe Systems, Inc.*	89,840
3,304	Autodesk, Inc.*	91,785
537	International Business Machines
	Corp	93,991
3,164	Oracle Corp	90,933
		366,549
	Technology Hardware &
	Equipment - 9.4%
4,408	EMC Corp.*	92,524
1,853	QUALCOMM, Inc	90,111
		182,635
	Telecommunication Services - 9.6%
1,745	American Tower Corp. - Class A*	93,881
2,558	Verizon Communications, Inc	94,134
		188,015
	Total Common Stocks
	(Cost $1,848,292)	1,814,112

Number
of
Shares	Description	Fair Value
	Money Market Mutual Funds - 2.5%
47,806	Fidelity Institutional Money
	Market Prime, 0.07% (a)
	(Cost $47,806)	$47,806
	Total Investments - 95.7%
	(Cost $1,896,098)	1,861,918
	Other Assets in excess
	of Liabilities - 4.3%	83,809
	Net Assets - 100.0%	$1,945,727

*	- Non-income producing security.
(a)	- Interest rate shown reflects yield as of September 30, 2011.

The accompanying notes are an integral part of financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011
	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Assets
Investments in securities, at fair value	$2,826,161	$1,861,918
Receivables:
Capital shares sold	—	91,000
Due from the advisor	82,421	82,872
Dividends and interest	9,793	1,106
Investments sold	17,200	—
Foreign tax reclaims	100	—
Prepaid offering costs	14,483	14,483
Prepaid expenses	1,288	1,107
Total assets	2,951,446	2,052,486
Liabilities
Payables:
Investments purchased	72,496	—
Transfer agent fees	26,699	26,420
Legal fees	23,425	23,425
Audit fees	19,884	19,884
Trustees’ fees	3,806	3,789
Other accrued expenses and liabilities	33,307	33,241
Total liabilities	179,617	106,759
Net Assets	$2,771,829	$1,945,727
Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$2,811,016	$2,026,965
Undistributed net investment income	11,184	1,250
Accumulated net realized gain (loss) on investments	597	(48,308)
Net unrealized depreciation on investments	(50,968)	(34,180)
Net Assets	$2,771,829	$1,945,727
Investments in Securities at Cost	$2,877,129	$1,896,098
Net Assets
Class A	$1,744,546	$1,005,575
Class I	$1,027,283	$940,152
Shares Outstanding
Class A	117,746	73,212
Class I	69,437	68,334
Net Asset Value Per Share
Class A	$14.82	$13.74
Class I	$14.79	$13.76

The accompanying notes are an integral part of financial statements.

STATEMENTS OF OPERATIONS
For the period April 12, 2011* through September 30, 2011
	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Investment Income
Dividend income	$58,591	$7,916
Interest income	1,034	—
Total Investment Income	59,625	7,916

Expenses
Transfer agent fees	32,827	32,827
Offering costs	31,821	31,821
Legal fees	23,425	23,425
Audit fees	19,884	19,884
Shareholder reporting fees	15,658	15,659
Trustees’ fees and expenses	6,746	6,746
Insurance fees	6,561	6,555
Administration and accounting fees	5,097	5,046
Advisory fees	5,147	5,115
Custody fees	2,480	2,463
Shareholder services fees	1,030	903
Distribution fees Class A	499	328
Other fees	10,073	10,072
Total expenses	161,248	160,844
Less: expense waivers and reimbursements	(152,316)	(152,534)
Net expenses	8,932	8,310
Net Investment Income (Loss)	$50,693	$(394)

Realized and Unrealized Gain (Loss):
Net realized loss on investments in securities	$(174)	$(48,308)
Net unrealized depreciation on investments in securities	(50,968)	(34,180)
Net realized and unrealized loss on investments in securities	(51,142)	(82,488)
Net Decrease in Net Assets Resulting from Operations	$(449)	$(82,882)

*	Commencement of operations.
The accompanying notes are an integral part of financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the period April 12, 2011* through September 30, 2011
	Destra Preferred	Destra
	and Income	Focused
	Securities	Equity
	Fund	Fund
Decrease in Net Assets Resulting from Operations
Net investment income (loss)	$50,693	$(394)
Net realized loss from investments in securities	(174)	(48,308)
Net unrealized depreciation from investments in securities	(50,968)	(34,180)
Net decrease in net assets resulting from operations	(449)	(82,882)

Class A
Distribution to Shareholders
From net investment income	(23,711)	—

Class I
Distribution to Shareholders
From net investment income	(16,790)	—

Class A
Capital Share Transactions
Proceeds from sale of shares	1,730,906	983,639
Dividends reinvested	19,551	—
Cost of shares redeemed	(4,074)	(5,045)
Net increase from capital share transactions	1,746,383	978,594

Class I
Capital Share Transactions
Proceeds from sale of shares	1,000,065	1,000,005
Dividends reinvested	16,380	—
Cost of shares redeemed	(59)	—
Net increase from capital share transactions	1,016,386	1,000,005

Total increase in net assets	2,721,819	1,895,717

Net Assets
Beginning of period	50,010	50,010
End of period	$2,771,829	$1,945,727
Undistributed net investment income at end of period	$11,184	$1,250

Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	1,667	1,667
Shares sold	115,038	71,898
Shares reinvested	1,315	—
Shares repurchased	(274)	(353)
Shares outstanding, end of period	117,746	73,212

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	1,667	1,667
Shares sold	66,671	66,667
Shares reinvested	1,103	—
Shares repurchased	(4)	—
Shares outstanding, end of period	69,437	68,334

*	Commencement of operations.
The accompanying notes are an integral part of financial statements.

FINANCIAL HIGHLIGHTS
For the period April 12, 2011* through September 30, 2011
Beneficial interest outstanding throughout the period is presented below:
Destra Preferred	Destra
and Income	Focused
Securities	Equity
Fund	Fund
Class A
Net asset value, beginning of period	$15.00	$15.00
Investment operations:
Net investment income (loss)1	0.67	(0.03)
Net realized and unrealized loss	(0.65)	(1.23)
Net Increase (decrease) in Net Asset Value from Operations	0.02	(1.26)

Distributions to shareholders from
Net investment income	(0.20)	—

Net asset value, end of period	$14.82	$13.74

TOTAL RETURN2,4	0.15%	(8.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s ommitted)	$1,745	$1,006
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.50%	1.60%
Expenses, prior to expense reimbursements/waivers3	20.31%	29.23%
Net investment income3	9.37%	(0.46)%
Portfolio turnover rate4	25%	22%

Class I
Net asset value, beginning of period	$15.00	$15.00
Investment operations:
Net investment income1	0.47	—	5
Net realized and unrealized loss	(0.43)	(1.24)
Net Increase (decrease) in Net Asset Value from Operations	0.04	(1.24)
Distributions paid to shareholders from:
Net investment income	(0.25)	—

Net asset value, end of period	$14.79	$13.76

TOTAL RETURN4,6	0.23%	(8.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s ommitted)	$1,027	$940
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.22%	1.32%
Expenses, prior to expense reimbursements/waivers3	24.80%	26.03%
Net investment income3	6.57%	0.04%
Portfolio turnover rate4	25%	22%

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5	Greater than $0.000, but less than $0.005
6
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period. Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

The accompanying notes are an integral part of financial statements.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

1. ORGANIZATION

Destra Investment Trust II (the “Trust”) was organized as a Massachusetts business trust on January 27, 2011, as an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the year end, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Preferred and Income Securities Fund (“Preferred and Income”) and Destra Focused Equity Fund (“Focused Equity”). The Funds commenced operations on April 12, 2011, and the only transaction prior to the commencement of operations was the seeding of the Trust. Each Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is non-diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For

Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2011:

Destra Preferred and Income Securities Fund
	Level 1	Level 2	Level 3	Total
Preferred Securities*	$2,340,054	$—	$—	$2,340,054
Capital Securities*	—	240,774	—	240,774
Corporate Bonds*	—	169,895	—	169,895
Money Market Mutual Funds	75,438	—	—	75,438
Total	$2,415,492	$410,669	$—	$2,826,161
Destra Focused Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,814,112	$—	$—	$1,814,112
Money Market Mutual Funds	47,806	—	—	47,806
Total	$1,861,918	$—	$—	$1,861,918
* Please refer to the portfolio of investments to view securities categorized by industry.

There were no transfers between Level 1 and Level 2, and the Funds held no Level 3 securities during the year ended September 30, 2011.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs

Costs incurred by the Funds in connection with organizing the Funds were paid by Destra Capital Advisors LLC (the “Advisor”). The Funds do not have any obligation to reimburse the Advisor or its affiliates for organizational expenses paid on their behalf. Offering costs have been capitalized by each respective Fund and will be amortized into expense over the first twelve months of each Fund’s operations. Offering costs were $56,377 for Preferred and Income, and $56,377 for Focused Equity. The offering costs are being amortized by the Funds over a one year period from the inception dates of the Funds.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Funds and the Advisor, subject to the oversight of the Funds’ Board of Trustees, the Advisor is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.75% and 0.85% of the average daily net assets of Preferred and Income and Focused Equity, respectively.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A and Class I of Preferred and Income to 1.50% and 1.22%, respectively, and of Class A and Class I of Focused Equity to 1.60% and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

Preferred and Equity has retained Flaherty & Crumrine Incorporated (“Flaherty”) to serve as its investment sub-adviser. Focused Equity has retained WestEnd Advisors LLC (“WestEnd”) as the investment sub-adviser to the Fund. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Flaherty and WestEnd equal to one half of the net advisory fees collected by the Advisor from each respective Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A shares have adopted distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the period ended September 30, 2011 the Funds incurred distribution fees under the Plan were as follows:

Fund Class	Amount
Destra Preferred and Income Securities Fund – Class A	$ 499
Destra Focused Equity Fund – Class A	328

For the period ended September 30, 2011 the Funds incurred shareholder servicing fees under the Plan were as follows:

	Class A	Class I
Destra Preferred and Income Securities Fund	$ 299	$ 730
Destra Focused Equity Fund	197	706

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to U.S. federal excise tax.

For the period ended September 30, 2011, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Destra Preferred and Income Securities Fund	$2,869,400	$20,665	$(63,904)	$(43,239)
Destra Focused Equity Fund	1,898,838	73,169	(110,089)	(36,920)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-deductible offering cost and, adjustments on trust preferred securities. For the period ended September 30, 2011, the components of accumulated earnings/loss on a tax-basis were as follows:

				Total
	Undistributed	Accumulated	Net Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
Funds	Income	Other Losses	(Depreciation)	(Losses)
Destra Preferred and Income Securities Fund	$3,455	$597	$(43,239)	$(39,187)
Destra Focused Equity Fund	1,250	(45,568)	(36,920)	(81,238)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of offering costs. Results of operations and net assets were not affected by these reclassifications.

For the period ended September 30, 2011, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
		Net
	Undistributed	Realized Gain
	Net Investment	(Loss) on	Paid-in
Funds	Income	Investments	Capital
Destra Preferred and Income Securities Fund	$992	$771	$(1,763)
Destra Focused Equity Fund	1,644	—	(1,644)

For the period ended September 30, 2011, the Funds listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
Carryforward		Carryforward
Destra Preferred and Income Securities Fund	$—	$—
Destra Focused Equity Fund	45,568	—

The tax character of distributions paid for the period ended September 30, 2011 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Short-Term
Funds	Income	Capital Gains	Capital Gains
Destra Preferred and Income Securities Fund Class A	$23,711	$—	$—
Destra Preferred and Income Securities Fund Class I	16,790	—	—
Destra Focused Equity Fund Class A	—	—	—
Destra Focused Equity Fund Class I	—	—	—

7. INVESTMENT TRANSACTIONS

For the period ended September 30, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Preferred and Income Securities Fund	$3,133,513	$331,634
Destra Focused Equity Fund	2,146,926	250,326

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Destra Investment Trust II:

We have audited the accompanying statements of assets and liabilities of the Destra Preferred and Income Securities Fund and Destra Focused Equity Fund (the “Funds” within Destra Investment Trust II), including the schedules of investments, as of September 30, 2011, and the related statements of operations, changes in net assets, and financial highlights for the period April 12, 2011 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 23, 2011

BOARD CONSIDERATIONS REGARDING THE
APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of Destra Investment Trust II (the Trust”), including Trustees who are not “interested persons” as the term “interested person” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Trustees”), is responsible for approving the investment management agreement between the Trust and Destra Capital Advisors LLC (the “Destra Advisors”); and for approving the sub-advisory agreements between (a) Destra Advisors and WestEnd Advisors, LLC (“WestEnd”) with respect to Destra Focused Equity Fund and (b) Destra Advisors and Flaherty & Crumrine Incorporated (“Flahery & Crumrine”) with respect to Destra Preferred and Income Securities Fund. At a meeting held on March 2, 2011 (the “Meeting”), the Board was asked to approve the advisory arrangements for Destra Focused Equity Fund and Destra Preferred and Income Securities Fund (individually, a “Fund” and collectively, the “Funds”) and the Trustees, including the Independent Trustees, considered and approved the investment management agreement between the Trust and Destra Advisors, the investment sub-advisory agreement between Destra Advisors and WestEnd with respect to Destra Focused Equity Fund and the investment sub-advisory agreement between Destra Advisors and Flahery & Crumrine with respect to Destra Preferred and Income Securities Fund. WestEnd and Flahery & Crumrine are collectively hereafter the “Sub-Advisers,” and Destra Advisors, WestEnd and Flahery & Crumrine are each hereafter an “Adviser” and collectively the “Advisers.” The investment management agreement and the sub-advisory agreements are each hereafter an “Agreement” and collectively the “Agreements.”

The Board determined that each Agreement was in the best interests of the respective Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment. To reach this determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, the fiduciary duty of investment advisers with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards have fulfilled their duties, and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a report in advance of the Meeting. The report, among other things, outlined the services to be provided by an Adviser (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisers to comparable funds; estimated expenses of a Fund as compared to those of comparable funds; the nature of expenses to be incurred in providing services to a Fund and the potential for economies of scale, if any; certain financial information of the Advisers; fall out benefits to Destra Advisors and Destra Capital Investments LLC; and a summary of Destra Advisors’ compliance program. At the Meeting, Destra Advisors made a presentation to and responded to questions from the Board. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra Advisors. The Board applied its business judgment to determine whether the arrangement between the Trust and Destra Advisors is a reasonable business arrangement from the Funds’ perspective as well as from the perspective of shareholders.

As outlined in more detail below, the Board considered all factors they believed relevant with respect to a Fund, including the following: the nature, extent and quality of the services to be provided by the Adviser; investment performance; the profitability of Destra Advisors; the extent to which economies of scale would be realized and whether fee levels reflect these economies of scale for the benefit of Fund investors; and whether Destra Advisors would receive indirect benefits as a result of its relationship with each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services to be provided under the Agreements, and noted that the Advisers’ employees have significant experience in providing management services to other investment companies and have done so with diligence and care. The Board also considered the compliance programs that had been developed by the Advisers and the skills of their employees who would be working with the Funds. In addition to advisory services, the Independent Trustees considered the quality of any administrative or non-advisory services to be provided. It also considered the efforts expended by Destra Advisors in organizing the Trust and making arrangements for entities to provide services to the Funds. The Board concluded it was comfortable that the Advisers have the capabilities and resources to oversee the operations of the Funds, including, in the case of Destra Advisors, the services to be provided by other service providers. The Board also noted that although Destra Advisors is a recently organized investment adviser, its personnel have significant prior experience in providing management services to investment companies. Furthermore, based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Funds under the Agreements were satisfactory.

B. INVESTMENT PERFORMANCE

Because the Funds are newly organized, the Board did not consider investment performance of the Funds.

C. FEES AND EXPENSES

In evaluating the management fees and expenses that the Funds were expected to bear, the Independent Trustees considered, among other things, information showing the advisory fee and estimated expense ratio of the Funds as compared to those of a peer group. The Board noted the services to be provided by Destra Advisors for the annual advisory fee of 0.85% of Destra Focused Equity Fund’s average daily net assets and 0.75% of Destra Preferred and Income Securities Fund’s average daily net assets. In addition, the Board compared the proposed advisory fee for each Fund to the advisory fees paid by the peer funds. The Board noted that the Funds’ advisory fees were higher than the average advisory fees paid by the peer funds, but still within the range of the higher advisory fees paid by certain of the peer funds. The Board also considered that Destra Advisors has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), remain at the following levels of average daily net assets for two years:

	Class A	Class C	Class P	Class I
Fund	Shares	Shares	Shares	Shares
Destra Focused Equity Fund	1.70%	2.45%	1.80%	1.45%
Destra Preferred Securities
and Income Fund	1.60%	2.35%	1.70%	1.35%

The Trustees noted that expenses borne by Destra Advisors are proposed to be subject to reimbursement by a Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by such Fund if it would result in the Fund exceeding its expense cap. In light of the nature, extent and quality of services to be provided under the Agreements, and in light of Destra Advisors’ agreement to waive fees and/or pay each Fund’s expenses as described above for at least two years, the Board determined that the investment advisory fee for each Fund was fair and reasonable.

D. PROFITABILITY, ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE AND INDIRECT BENEFITS

The Board considered Destra Advisors’ representation that the proposed advisory fees were structured to pass the benefits of economies of scale on to shareholders as each Fund’s assets grow through reduced advisory fees at certain asset levels. The Board took the costs to be borne by Destra Advisors in connection with its services to be performed under the Agreements into consideration and noted that Destra Advisors did not expect to be profitable in the near term and that Destra Advisors had agreed to cap each Fund’s expenses for two years. The Board considered that Destra Advisors had identified as a fall out benefit to Destra Advisors and Destra Capital Investments LLC their exposure to investors and brokers who, in the absence of a Fund or other funds of the Trust, may have had no dealings with Destra Advisors. The Board also noted that Destra Advisors would not utilize soft dollars in connection with its management of a Fund’s portfolio, although Sub-Advisers may. The Board also considered any potential fall out benefit to Sub-Advisers from this arrangement. Based on their review, the Independent Trustees concluded that any indirect benefits received by an Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

E. APPROVAL

After discussion, the Board, including the Independent Trustees, concluded that, based upon such information as it considered necessary to the exercise of its reasonable business judgment, it was in the best interests of the Funds to approve the Agreements. No single factor was determinative in the Board’s analysis.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Preferred and Income Securities Fund	61.34%	75.28%
Destra Focused Equity Fund	—	—

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 2 Destra-sponsored open-end funds. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532.

Independent Trustees
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees
Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	2	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial Officer
(2007-2008), Merisant
Worldwide; Senior Vice
President and Chief Financial
Officer (2001-2007), Sara
Lee Foodservice
William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	2	None
Birth Year: 1964		Indefinite*	Infrastructure Asset
		Length of	Management LLC;
		Service-	Managing Director
		Since 2010	(1988-2007), Nuveen
Investments LLC; Chief
Investment Officer
(2000-2007), Nuveen
Asset Management
Louis A. Holland, Jr.	Trustee	Term-	President and Chief	2	Trustee, Holland Capital
Birth Year: 1964		Indefinite*	Financial Officer		Management-Asset
		Length of	(2008-present), CUMOTA		Management Industry;
		Service-	LLC: Managing Director		Trustee, Lumifi-Search
		Since 2010	(2000-2008), Nuveen		Technology; Trustee, Jobs
			Investments		For Youth; Trustee, PADS
Interested Trustee
Nicholas Dalmaso **	Trustee,	Term-	Co-Chairman, General	2	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief Operating
	Officer, Secretary	Length of	Officer of Destra Capital
		Service-	Management LLC, President,
		Since 2010	Chief Operating Officer and
General Counsel, Destra Capital
Advisors LLC; President, Chief
Operating Officer and General
Counsel, Destra Capital
Investments LLC; (2001-2008)
General Counsel and Chief
Administrative Officer, Claymore
Securities, Inc.

TRUSTEES AND OFFICERS (CONTINUED)
(unaudited)
Number of
Term of	Portfolios in
Office and	Principal	Fund	Other
Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Officers of the Trust
Anne Kochevar	Chief	Term*	Senior Managing	2	None
Birth Year: 1963	Compliance	Length of	Director and Chief
Officer	Service-	Compliance Officer,
Since 2010	Destra Capital
Management LLC,
Destra Capital Advisors
LLC and Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.
Peter Schaffer	Vice	Term*	Chief Operating Officer,	2	None
Birth Year: 1964	President	Length of	Zebra Capital Management
Service-	LLC, (2005-2007) Avenue
Since 2010	Capital, Chief Risk Officer
and Head of firm-wide
Informational Systems.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

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TRUST INFORMATION
Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
William M. Fitzgerald	Chief Executive Officer	Lisle, IL
Louis A. Holland, Jr.	Anne Kochevar	Distributor
	Chief Compliance Officer	Destra Capital Investments LLC
Nicholas Dalmaso*	Peter Schaffer	Lisle, IL
	Vice President	Administrator, Accounting Agent,
* “Interested Person" of		Custodian and
the Trust, as defined in		Transfer Agent
the Investment Company		The Bank of New York Mellon
Act of 1940, as amended.		New York, NY
Legal Counsel
Chapman and Cutler LLP
Chicago, IL
Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities will is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Diana Ferguson is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed during the registrant’s initial fiscal period ended September 30, 2011 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000.

Audit-Related Fees

(b)	The aggregate fees billed registrant’s initial fiscal period ended September 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.

Tax Fees

(c)
The aggregate fees billed registrant’s initial fiscal period ended September 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0.

All Other Fees

(d)
The aggregate fees billed registrant’s initial fiscal period ended September 30, 2011 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.Functions in the role of management,

B.Is in the position of auditing its own work, or

C.Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.Financial information systems design and implementation;

C.Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.Management functions or human resources;

G.Broker or dealer, investment adviser, or investment banking services;

H.Legal services and expert services unrelated to the audit; and

I.Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to providing during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advise and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the November 29, 2010 meeting of the Audit Committee, KPMG shall submit to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:                      November 29, 2010

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the registrant’s initial fiscal period ended September 30, 2011 was $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                           Destra Investment Trust II

By (Signature and Title)*                   /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date 11/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date 11/30/11

By (Signature and Title)*	/s/ Richard J. Simek
Richard J. Simek, Chief Financial Officer
(principal financial officer)

Date 11/30/11

* Print the name and title of each signing officer under his or her signature.